                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                    SUPERIOR CONSULTANT HOLDINGS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                    SUPERIOR CONSULTANT HOLDINGS CORPORATION
                          17570 WEST TWELVE MILE ROAD
                           SOUTHFIELD, MICHIGAN 48076

                                                                   June 17, 2002

Dear Stockholder:

     It is my pleasure to invite you to attend the 2002 Annual Meeting of Stockholders of Superior Consultant Holdings Corporation. The meeting will be held at 9:00 a.m. local time on Thursday, July 25, 2002, at the Westin Southfield-Detroit Hotel, 1500 Town Center, Southfield, Michigan, 48075.

     The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describes the items of business which will be discussed during the meeting. It is important that you vote your shares whether or not you expect to attend the meeting. To be sure your vote is counted, we urge you to carefully review the Proxy Statement and to vote your choices. PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE AS SOON AS POSSIBLE. If you attend the meeting and wish to vote in person, the ballot that you submit at the meeting will take the place of your proxy.

     I look forward to seeing you at the meeting. On behalf of the management and directors of Superior Consultant Holdings Corporation, I want to thank you for your continued support and confidence in the Company.

                                          Sincerely,

                                          /s/ RICHARD D. HELPPIE, JR.

                                          Richard D. Helppie, Jr.
                                          Chief Executive Officer and Director

                    SUPERIOR CONSULTANT HOLDINGS CORPORATION
                          17570 WEST TWELVE MILE ROAD
                           SOUTHFIELD, MICHIGAN 48076

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON JULY 25, 2002

To the Stockholders of Superior Consultant Holdings Corporation:

     We will hold our Annual Meeting of Stockholders of Superior Consultant Holdings Corporation, a Delaware corporation (the "Company"), at the Westin Southfield-Detroit Hotel, 1500 Town Center, Southfield, Michigan, 48075 on Thursday, July 25, 2002, at 9:00 a.m. local time for the following purposes, as more fully described in the accompanying Proxy Statement:

     1. To elect three directors to the Board of Directors of the Company, each to serve for a term of three years; and

     2. To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record of the Company's common stock, par value $0.01 per share, at the close of business on May 30, 2002, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the meeting, as more fully described in the Proxy Statement. For ten days prior to the meeting, we will keep a list of stockholders entitled to vote at the meeting with the address of and number of shares held by each on file (i) at the offices of the Company at 17570 West Twelve Mile Road, Southfield, Michigan 48076, (ii) at the offices of the Company's transfer agent, Computershare Investor Services, LLC, 2 North LaSalle, 3rd Floor, Chicago, Illinois 60690 and (iii) at the meeting place at the Westin Southfield-Detroit Hotel, 1500 Town Center, Southfield, Michigan, 48075. Any stockholder may inspect this list at any time during usual business hours. We will also make the list available for inspection by any stockholder during the meeting.

     We urge stockholders who cannot attend the meeting to sign, date and otherwise complete the enclosed proxy card and return it promptly in the envelope provided. Any stockholder giving a proxy has the right to revoke it at any time before it is voted.

     The annual report of the Company for the fiscal year ended December 31, 2001, is being mailed to all stockholders of record and accompanies this Proxy Statement.

                                          For the Board of Directors,

                                          SUSAN M. SYNOR
                                          Secretary
Southfield, Michigan
June 17, 2002

                            YOUR VOTE IS IMPORTANT.
          PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY,
              WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING

                    SUPERIOR CONSULTANT HOLDINGS CORPORATION
                          17570 WEST TWELVE MILE ROAD
                           SOUTHFIELD, MICHIGAN 48076

                         ------------------------------

                                PROXY STATEMENT
                         ------------------------------

     The following information is provided in connection with the solicitation of proxies for the 2002 Annual Meeting of Stockholders of Superior Consultant Holdings Corporation, a Delaware corporation (the "COMPANY"(1)), to be held on July 25, 2002, and any adjournments thereof (the "ANNUAL MEETING"), for the purposes stated in the Notice of Annual Meeting of Stockholders preceding this Proxy Statement.

                                VOTING OF SHARES

     This Proxy Statement and the accompanying proxy card are being mailed to stockholders, beginning on or about June 17, 2002, in connection with the solicitation of proxies on behalf of the Board of Directors of the Company (the "BOARD") for the Annual Meeting.

     Each share of the Company's common stock, par value $0.01 per share (the "COMMON STOCK"), represented at the Annual Meeting is entitled to one vote on each matter properly brought before the Annual Meeting. Please specify your choices by marking the appropriate boxes on the enclosed proxy card and signing it. Directors are elected by a plurality of the votes cast by the shares entitled to vote at a meeting at which a quorum is present. A plurality means that the nominees with the largest number of votes are elected as directors up to the maximum number of directors to be chosen at the meeting. Any other matters that may be submitted at the meeting shall be determined by a majority of the votes cast. Shares represented by proxies that are marked "withhold authority" with respect to the election of one or more nominees for election as directors and proxies which are marked to deny discretionary authority on other matters will not be counted in determining whether the requisite affirmative vote was obtained in such matters. If no directions are given and the signed card is returned, the persons named in the proxy card will vote the shares for the election of all listed nominees, and at their discretion on any other matter that may properly come before the meeting in accordance with their best judgment. If a broker or other nominee holding shares for a beneficial owner does not vote on a proposal (broker non-votes), the shares will not be counted in determining the number of votes cast. Stockholders voting by proxy may revoke that proxy at any time before it is voted at the meeting by delivering to the Company a proxy bearing a later date, by written revocation or by attending in person and casting a ballot.

     YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR MARKED AND SIGNED PROXY CARD PROMPTLY SO YOUR SHARES CAN BE REPRESENTED, EVEN IF YOU PLAN TO ATTEND THE MEETING IN PERSON.

     Proxies are solicited to give all stockholders of record on May 30, 2002 (the "RECORD DATE") an opportunity to vote on matters to be presented at the Annual Meeting. Shares can be voted at the meeting only if the stockholder is present or represented by proxy. As of April 30, 2002, 10,747,517 shares of Common Stock were issued and outstanding, excluding treasury shares.

---------------
(1) Unless the context otherwise indicates, all references to the "Company" include the Company's principal operating subsidiary, Superior Consultant Company, Inc. ("Superior").

                      MEETINGS OF THE BOARD OF DIRECTORS,
                   BOARD COMMITTEES AND COMMITTEE COMPOSITION

GENERAL

     The business affairs of the Company are managed under the direction of the Board. Members of the Board are kept informed through various reports and documents sent to them on a regular basis, through operating and financial reports routinely presented at Board and committee meetings by the Chief Executive Officer, Chief Financial Officer and other officers, and through other means.

     During 2001, the Board held four regularly scheduled meetings, one special telephonic meeting and acted by unanimous written consent on six additional occasions.

     Biographical information on the director nominees and the directors serving unexpired terms is set forth herein under the caption "Item No. 1 -- Election of Directors."

COMMITTEES

     In October 1996 the Board formed the Audit Committee and the Compensation Committee to assist the Board in carrying out its duties. In February 1998 the Board formed the Nominating Committee to assist the Board in carrying out its duties. In February 1999 the Board formed the Acquisition Committee to assist the Board in carrying out its duties.

     The NOMINATING COMMITTEE currently has three members, two of whom are independent, non-employee directors. Members of the committee are Richard P. Saslow, Reginald M. Ballantyne III and John L. Silverman, its Chairperson. This Committee did not meet during 2001 because all nominations of directors for the 2001 annual meeting were made by the full Board.

     The AUDIT COMMITTEE currently has three members: Mr. Silverman, Satish K. Tyagi and Douglas S. Peters, its Chairperson. The Audit Committee considers the adequacy of the internal controls of the Company and the objectivity and integrity of financial reporting, reviews the fees to be paid to the independent accountants and meets with the independent certified public accountants and appropriate Company financial personnel about these matters. The Audit Committee Report is set forth below. The Board has adopted a written charter for the Audit Committee, a copy of which is attached hereto as Exhibit A. Each member of the Audit Committee is an "independent director," as such term is defined in Rule 4200(a)(14) of the Nasdaq Marketplace Rules. This Committee met four times during 2001.

     The COMPENSATION COMMITTEE has three members, all of whom are independent, non-employee directors. Members of the committee are Kenneth S. George, Ronald
V. Aprahamian and Mr. Silverman, its Chairperson. This committee monitors and makes recommendations to the Board with respect to compensation programs for directors and officers, administers compensation plans for executive officers, and provides oversight with respect to compensation and employee benefit plans. Its Report on Executive Compensation is set forth herein under the caption "Compensation Committee Report on Executive Compensation." The Committee has responsibility for determining the nature, timing and amount of awards and grants under the Company's Long-Term Incentive Plan (the "Incentive Plan") to those employees subject to the requirements of Section 16(b) under the Securities Exchange Act. The Compensation Committee met once during 2001.

     The ACQUISITION COMMITTEE currently has six members, three of whom are independent, non-employee directors. Members of the committee are Richard D. Helppie, Jr., Charles O. Bracken, Mr. Saslow, Mr. Silverman, Mr. Ballantyne and Mr. George, its Chairperson. This committee is vested with the authority to approve, authorize and consummate any acquisition that qualifies as an "immaterial acquisition" under United States generally accepted accounting principles and certain other standards set forth by the Board. The Acquisition Committee did not meet during 2001.

COMPENSATION OF DIRECTORS

     Pursuant to the terms of the formula program of the Long-Term Incentive Plan, each director of the Company who is not otherwise employed by the Company automatically will be granted an option to purchase 5,000 shares of Common Stock upon the day the director joins the Board and again thereafter on the first day of the quarter following each anniversary of the day the director joined the Board during his or her term, for so long as he/she remains a director. The options will have an exercise price equal to the fair market value of the Common Stock as of the grant date. Three thousand of the shares subject to each option will be fully vested on the date of the grant, and the remaining 2,000 shares subject to the option will become fully vested on the first anniversary of the date of the grant, provided that the director/grantee shall have attended all regularly scheduled meetings of the Board and shall have participated in not less than 80% of all Board conference calls scheduled on notice of not less than 48 hours. In 2001, the Board granted a discretionary option to purchase an additional 5,000 shares of Common Stock to each non-employee director under the terms of the Long-Term Incentive Plan. These options have an exercise price equal to the fair market value of the Common Stock as of the grant date. One thousand shares subject to the option were fully vested on the date of grant, and the remaining 4,000 shares subject to the option will become fully vested on the first anniversary of the date of the grant, provided that the director/grantee shall have attended all regularly scheduled meetings of the Board and shall have participated in not less than 80% of all Board conference calls scheduled on notice of not less than 48 hours. In addition, each non-employee director receives an annual fee of $10,000 in compensation for attendance at four regularly scheduled Board meetings, and for participation in special meetings of the Board and Board conference calls. Directors are also reimbursed for travel expenses incurred in connection with attending board and committee meetings.

                             AUDIT COMMITTEE REPORT

     The Audit Committee is comprised of three independent directors and reviews the Company's financial reporting process on behalf of the Board. The Committee operates under a written Charter adopted by the Board. A Charter for the Committee was first adopted on April 22, 1997, and amended on February 26, 1998. The Board adopted the current Charter on October 26, 2000. Management has the primary responsibility for the financial statements and the reporting process. The Company's independent auditors are responsible for expressing an opinion on the conformity of our financial statements with generally accepted accounting principles and whether our financial statements fairly present the financial position and results of operations of the Company.

     In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management.

     The following table sets forth the aggregate fees billed to the Company for the year ended December 31, 2001, by its independent auditors, Grant Thornton
LLP:

Audit.......................................................    $111,000
Financial Information Systems Design and Implementation.....    $      0
All Other Fees..............................................    $ 95,000

     Items included in the All Other Fees category principally include tax return preparation services, as well as services related to general corporate matters. The Audit Committee considered whether the provision of services for All Other Fees is compatible with maintaining Grant Thornton's independence and does not believe any impairment of independence exists.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on SEC Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.

                                          THE AUDIT COMMITTEE

                                          Douglas S. Peters, Chairperson
                                          John L. Silverman
                                          Satish K. Tyagi

                      ITEM NO. 1 -- ELECTION OF DIRECTORS

     Pursuant to the Company's Certificate of Incorporation the number of directors shall be not less than three (3) nor more than fifteen (15), with the actual number being set from time to time by the Board. The Board has determined that the number of directors of the Company shall currently be set at nine (9). The three employee directors on the Board are the Company's Chief Executive Officer, Vice President/General Counsel and Executive Vice President. The Board is divided into three classes with staggered, three-year terms so that the term of one class expires at each annual meeting of stockholders. Directors are elected by a plurality of the votes cast.

     The following nominees have been selected and approved by the Board for submission to the stockholders: Ronald V. Aprahamian, Richard D. Helppie, Jr. and Richard P. Saslow, each to serve a three-year term expiring at the 2005 Annual Meeting. Except as otherwise specified in the proxy, proxies will be voted FOR election of these nominees.

     If a nominee becomes unable or unwilling to serve, proxies will be voted for election of such person as shall be designated by the Board; however, management knows of no reason why any nominee should be unable or unwilling to serve. All of the nominees have consented to be named as nominees and to serve as directors if elected.

     A brief listing of each nominee and each director serving an unexpired term follows.

                         NOMINEES FOR ELECTION AT THIS
                       MEETING TO TERMS EXPIRING IN 2005:

                THE BOARD RECOMMENDS A VOTE "FOR" THESE NOMINEES

     Ronald V. Aprahamian (age 55) has served as Chairman of Superior since October 2000. Previously, Mr. Aprahamian founded and served as Chairman and Chief Executive Officer of Compucare, Inc. and The Compucare Company. Mr. Aprahamian has served as Chairman of the Center for Healthcare Information Management, and is a board member and investor of Sunrise Assisted Living, Inc. and Metrocall, Inc. He currently serves as a consulting director at Riggs National Bank of Washington, D.C.

     Richard D. Helppie, Jr. (age 46) has served as Chief Executive Officer since he founded Superior in 1984. He served as President and CEO from May 1984 to January 1999, and as Chairman from May 1984 to October 2000. Mr. Helppie currently also serves as a Director of the Company. Mr. Helppie has more than 27 years of experience in the healthcare and information systems industries. He currently serves as a Director of Neoforma, Inc.

     Richard P. Saslow (age 55) has served as a Director of the Company since August 1996. Mr. Saslow practiced business law and commercial litigation with the firm of Butzel Long, PC from January 1991 to January 1997. Prior to that period, Mr. Saslow practiced law with the firm of Butzel, Keidan, Simon, Meyers & Graham from 1974 to 1990. Mr. Saslow joined the Company in January 1997 and has served since that time as Vice President and General Counsel.

                   DIRECTORS WHOSE TERMS CONTINUE UNTIL 2003:

     Douglas S. Peters (age 58) has served as a Director of the Company since August 1996. Mr. Peters previously served as the President and Chief Executive Officer of Jefferson Health System from its formation in 1995 until 2002. Previous to that, Mr. Peters served in the same capacity for Main Line Health, Inc. Mr. Peters was a Senior Vice President with Blue Cross Blue Shield of Illinois and prior to that was the President and CEO of Henry Ford Health System. Mr. Peters has 35 years of healthcare industry experience. Mr. Peters is also a director of the Philadelphia Contributionship. Mr. Peters is a Fellow of the American College of Healthcare Executives ("ACHE").

     Satish K. Tyagi (age 45) has served as a Director of the Company since April 2001. Mr. Tyagi has been a Principal Partner with Delta Capital & Research ("DC&R") since he founded DC&R in 2000. He is also engaged with Schroder Ventures Life Sciences as Venture Partner. From 1997 until 2000, Mr. Tyagi was Managing Director, Institutional Research at SG Cowen Securities Corp. Prior to that he was Managing Director, Equity Research at Jefferies Group, Inc. Mr. Tyagi has over 17 years of experience in the healthcare industry, including six years in healthcare management consulting. Mr. Tyagi is currently a Director of PMR Corp.

     Charles O. Bracken (age 52) has served as a Director of the Company since January 1, 1999, and has served as Superior's Executive Vice President since joining Superior in March 1987. Mr. Bracken has more than 30 years of experience in the healthcare and information systems industries. Prior to joining Superior, Mr. Bracken spent three years as Vice President of Marketing of a healthcare information software firm, preceded by 10 years of related experience in healthcare information systems management, including positions as Chief Information Officer for single and multi-hospital corporations.

                   DIRECTORS WHOSE TERMS CONTINUE UNTIL 2004:

     Reginald M. Ballantyne III (age 58) has served as a Director of the Company since August 1996. Mr. Ballantyne was initially appointed to Superior's Advisory Council in 1995. He has held the position of Senior Vice President, Market Strategy and Government Affairs, for Vanguard Health Systems, Inc., a national hospital company, since May, 2001. From 1984 to 2001, he served as President of PMH Health Resources, Inc. ("PMH"), a not-for-profit healthcare organization whose mission was serving a large indigent and disadvantaged patient population in the Phoenix, Arizona area. In February 2001, PMH filed a Chapter 11 proceeding in order to implement the sale of the business and assets of PMH to Vanguard Health Systems, Inc. ("Vanguard"). Prior to 1984, Mr. Ballantyne served as President of Phoenix Memorial Hospital. Mr. Ballantyne was elected Chairman of the American Hospital Association ("AHA") in 1997 and served as Speaker of the AHA House of Delegates in 1998. He is a Fellow of ACHE and a recipient of the ACHE Gold Medal Award for Management Excellence. Mr. Ballantyne also served as a member of the national Board of Commissioners for the Joint Commission on Accreditation of Healthcare Organizations and as Chairman of the AHA Committee of Commissioners.

     Kenneth S. George (age 53) has served as a Director of the Company since November 1997. Mr. George served as Chairman and Chief Executive Officer for AmeriStat, Inc. which was sold in October, 1995 to Med Trans., a subsidiary of Laidlaw. From 1988 through its sale to Healthtrust, Inc. in 1994, Mr. George was Chairman and CEO of Epic Healthcare Group. Mr. George is the founding Director of the Texas Lyceum Association and served as a member of the Board of Managers for the Dallas County Hospital District. Mr. George also currently serves as a State Representative in the Texas House of Representatives.

     John L. Silverman (age 60) has served as a Director of the Company since October 1997. Mr. Silverman is currently an independent consultant to the healthcare industry. From 1995 through 1997, he served as Chief Executive Officer of AsiaCare, Inc., a southeast Asian healthcare investment company. From 1990 to August 1997, he was the Vice President and Chief Financial Officer of Chi Systems, Inc., a healthcare consulting company. Mr. Silverman is currently a Director of Integrated Health Services, Inc., MHM Services, Inc., Tangerine Technologies, Inc. and DocNet.com Inc.

                         COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

RESPONSIBILITIES AND COMPOSITION OF THE COMMITTEE

     The Compensation Committee of the Company's Board of Directors (the "Committee") is responsible for (i) establishing compensation programs for the executive officers of the Company designed to attract, motivate and retain key executives responsible for the Company's success; (ii) administering and maintaining such programs in a manner that will benefit the long-term interests of the Company and its stockholders; and (iii) determining the compensation of the Company's Chief Executive Officer. The Committee is composed of three directors. All three of these directors have never served as employees of the Company.

     This report describes the philosophy that underlies the cash and equity-based components of the Company's executive compensation program. It also describes the details of each element of the program, as well as the rationale for compensation paid to the Company's Chief Executive Officer and its executive officers in general.

COMPENSATION PHILOSOPHY AND OBJECTIVES

     The Committee believes that the Company's executive officer compensation should be determined according to a competitive framework and based on overall financial results, individual contributions and teamwork that help build value for the Company's stockholders. Within this overall philosophy, the Committee bases the compensation program on the following principles:

     COMPENSATION OF EXECUTIVE OFFICERS GENERALLY

     The Company's executive compensation program is designed to link executive pay to Company performance and to provide an incentive to executives to manage the Company with a principal view to enhancing stockholder value.

     Generally, the Company's executive compensation program makes a significant portion of each executive's cash compensation contingent upon growth and improvement in the Company's results of operations, with the potential to earn exceptional rewards for exceptional performance. More specifically, the program is designed to provide compensation for meeting and exceeding internal goals and to provide incentives to increase the market value of the Company's Common Stock. The program is also designed to attract and retain talented executives who are essential to the Company's long-term success within a highly competitive industry that demands unique talents, skills and capabilities.

     Compensation criteria are evaluated annually to ensure they are appropriate and consistent with the business objectives which are important in meeting the Company's earnings per share, operating profits and revenue goals and in enhancing stockholder value. The Company's executive compensation policies and programs are intended to: (i) provide rewards contingent upon Company and individual performance; (ii) link executive compensation to sustainable increases in and the preservation of stockholder value; (iii) promote teamwork among executives and other Company employees; (iv) retain a strong management team; and (v) encourage personal and professional development and growth.

     BASE SALARY. The Committee reviews the compensation of each of its executive officers not less than annually. The Committee's review takes into consideration both the Company's performance with respect to earnings per share, operating profits and revenue, and also the duties and performance of each executive. In making salary recommendations or decisions, the Committee exercises its discretion and judgment based on the foregoing criteria, without applying a specific formula to determine the weight of each factor considered. The Committee also considers equity and fairness when comparing base salaries of executives.

     INCENTIVE BONUSES. Each of the Company's Named Executive Officers (as defined below) was covered under a bonus plan in 2001. Named Executive Officers have annual and other periodic bonus opportunities in amounts up to $160,000. The bonus paid to each Named Executive Officer, if any, is discretionary up to the dollar levels in their respective bonus plans and may be based on various factors, such as financial performance criteria.

     EXECUTIVE COMPENSATION IN 2001. The aggregate compensation opportunity, including both salary and bonus, of the Named Executive Officers as a group in 2001 was $1,604,000. However, the Named Executive Officers received actual compensation in 2001 of $1,162,251 due to the financial performance of the Company. Because the Company did not achieve its financial performance goals in 2001, none of the Named Executive Officers received an incentive bonus.

     LONG-TERM INCENTIVE COMPENSATION PLAN

     The Committee believes that the granting of stock options and other forms of equity compensation is an important method of rewarding and motivating management by aligning management's interests with those of the Company's stockholders on a long-term basis. In addition, the Committee recognizes that the Company conducts its business in an increasingly competitive industry and that, in order for the Company to remain highly competitive and at the same time pursue a high-growth strategy, it must employ the best and most talented executives and managers who possess demonstrated skills and experience. The Company believes that stock options and other forms of equity compensation have given and continue to give the Company a significant advantage in attracting and retaining such employees. The Committee believes the Incentive Plan is an important feature of the Company's executive compensation package. Under the Incentive Plan, the Committee may grant options and other forms of equity compensation to executive officers who are expected to contribute materially to the Company's future success. In determining the size of stock option and other equity grants, the Committee focuses primarily on the Company's performance and the perceived role of each executive in accomplishing such performance objectives, as well as the satisfaction of individual performance objectives. The Committee also considers the number of options held, if any, by each executive when making option grants to executive officers. Named Executive Officers except for Mr. Helppie received option grants on April 26, 2001.

     The Committee intends to continue using stock options and other forms of equity compensation as the primary long-term incentive for the Company's executive officers. Because they generally provide rewards to executives only to the extent the Company's stock price increases after the options or other equity awards are granted, the Committee feels that stock options and other equity awards granted under the Incentive Plan are an appropriate means to provide executives with incentives that closely align their interests with those of stockholders and thereby encourage them to promote the ongoing success of the Company.

     In February 1999, the Board authorized the creation of the Non-Statutory Stock Option Plan (the "Non-Statutory Plan") and reserved 1,000,000 shares of Common Stock for issuance under the Non-Statutory Plan. Under the Non-Statutory Plan, the Company may grant stock options in connection with acquisitions by the Company and other special circumstances. The Non-Statutory Plan has substantially the same form, terms and substance as the Company's Incentive Plan, except that grants issued under the Non-Statutory Plan will not qualify as "incentive stock options" for tax purposes, and directors and executive officers of the Company are not eligible to receive grants under the Non-Statutory Plan.

OPTIONS CANCELLED AND REISSUED

     In response to the decline in stock prices, in July 2001, certain Company employees were offered the opportunity to exchange stock options for a promise to receive new options six months and one day after the cancellation of the forfeited option. Under this program, Company employees who had not received any option grants on or after January 1, 2001 were given the opportunity to cancel any existing options with an exercise price of $20.00 or more in exchange for a promise to receive new options covering a number of shares determined under a formula that took into account the number of shares and exercise price of the cancelled option, at an exercise price equal to the fair market value of the Company's common stock on the reissue date. Mr. Helppie elected to cancel 75,000 options, of which 18,750 were reissued to him in January 2002.

POLICY ON DEDUCTIBILITY OF COMPENSATION

     It is the responsibility of the Committee to comply with the provisions of
Section 162(m) of the Internal Revenue Code which, except in the case of "performance-based compensation" and certain other types of compensation, limit to $1,000,000 the amount of the Company's federal income tax deduction for compensation paid to each of the Chief Executive Officer and the other four most highly paid executive officers. The Committee believes that the Company's current compensation arrangements, which are primarily based on performance, are appropriate and in the best interests of the Company and its stockholders, without regard to tax considerations. Thus, if the tax laws or their interpretation change or other circumstances occur which might make some portion of the executive compensation non-deductible for federal tax purposes, the Committee would not anticipate making significant changes in the basic philosophy and practices reflected in the Company's executive compensation program.

CHIEF EXECUTIVE OFFICER COMPENSATION

     The Chief Executive Officer's salary, bonus and long-term awards follow the policies set forth above, and are based on both the Company's performance and the satisfaction of individual performance objectives. For the 2001 fiscal year, Mr. Helppie's actual salary was approximately $337,000, and Mr. Helppie did not receive a bonus or stock option grant.

     The foregoing report has been approved by all of the members of the Committee.

                                          THE COMPENSATION COMMITTEE

                                          John L. Silverman, Chairperson
                                          Ronald V. Aprahamian
                                          Kenneth S. George

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Ronald V. Aprahamian served as a member of the Company's Compensation Committee in 2001. In October 2000 the Company issued 200,000 shares of common stock to Mr. Aprahamian, for which he paid in part by issuing a promissory note to the Company in the amount of $305,540 bearing interest at 9.5% per annum. The principal and accrued and unpaid interest is payable no later than October 2002. The largest amount of indebtedness outstanding under such note during fiscal 2001 was $342,000 as of December 31, 2001. In May 2001, in connection with the purchase of common stock from a former executive of the Company, Mr. Aprahamian assumed an existing term promissory note payable to Superior bearing interest at 7.71% per annum with the entire unpaid principal balance due on December 31, 2015. The largest amount of indebtedness outstanding under such note during fiscal 2001 was $220,000 as of December 30, 2001.

                      STOCKHOLDER RETURN PERFORMANCE GRAPH

     Set forth below is a line graph comparing the percentage change in the cumulative total stockholder return on the Company's Common Stock against the Nasdaq Market Index and a Company-selected peer group of providers of consulting and/or information services (the "Peer Group"). The graph assumes that $100 was invested on December 31, 1996, in each of the Company's Common Stock, at a price of $24.75 per share, the Nasdaq Market Index and the Peer Group, and that all dividends were reinvested.

         PERFORMANCE GRAPH FOR SUPERIOR CONSULTANT HOLDINGS CORPORATION
                  Prepared by Media General Financial Services
Produced on April 2, 2002 and April 24, 2002 including data to December 31, 2001

                              [PERFORMANCE GRAPH]

-------------------------------------------------------------------------------------------------------------------
                                             12/31/96    12/31/97    12/31/98    12/31/99    12/31/00    12/31/01
-------------------------------------------------------------------------------------------------------------------
  Superior Consultant Holdings Corporation     100.00      121.21      175.76       57.58       11.11       33.94
  NASDAQ Market Index                          100.00      122.32      172.52      304.29      191.25      152.46
  Old Peer Group Index                         100.00      136.64      239.82      289.11      221.59      308.74
  New Peer Group Index                         100.00      225.03      475.30      604.30       98.14      140.72

NOTES:

(1) The Old Peer Group return and the New Peer Group return is weighted by market capitalization.

(2) The Old Peer Group is comprised of the common stock of the following companies: Cerner Corporation; Computer Sciences Corporation; DAOU Systems, Inc.; First Consulting Group Inc.; iGate Corporation; International Business Machines; Navigant Consulting, Inc.; and Sapient Corporation.

(3) The Company has selected a new group of peer issuers because the Company believes the new group of peer issuers offer services and have business operations that are more similar to the Company than the issuers in the Old Peer Group, and therefore offer a better basis for comparison than the Old Peer Group. The New Peer Group is comprised of the common stock of the following companies: Computer Task Group Inc.; Compuware Corp.; DAOU Systems, Inc.; First Consulting Group, Inc.; Sapient Corporation; Scient Inc.; and Viant Inc.
---------------
Pursuant to Item 402(a)(9) of Regulation S-K promulgated by the Securities and Exchange Commission (the "SEC"), neither the "Compensation Committee Report on
 Executive Compensation" nor the material under the caption "Stockholder Return Performance Graph" shall be deemed to be filed with the SEC for purposes of the Securities Exchange Act, as amended (the "Exchange Act"), nor shall such report or such material be deemed to be incorporated by reference in any past or future filing by the Company under the Exchange Act or the Securities Act of 1933, as amended (the "Securities Act").

                            MANAGEMENT COMPENSATION

GENERAL

     The following table sets forth all compensation awarded or earned during the last three fiscal years by the Company's Chief Executive Officer, and the three other executive officers who were serving at the end of our last completed fiscal year (the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG TERM
                                                 ANNUAL COMPENSATION(1)          COMPENSATION
                                          ------------------------------------   ------------
                                                                                  SECURITIES
                                 FISCAL                           OTHER ANNUAL    UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION       YEAR     SALARY       BONUS     COMPENSATION    OPTIONS(#)    COMPENSATION(2)
---------------------------      ------    ------       -----     ------------    ----------    ---------------
Richard D. Helppie, Jr.........   2001    $337,012     $     0         $0                0          $1,178
  Chief Executive Officer         2000     329,236           0          0           45,000           1,405
  of the Company                  1999     337,000           0          0           50,000           1,411
Charles O. Bracken.............   2001    $320,008     $     0         $0           50,000          $1,149
  Executive Vice President        2000     320,000      20,000          0           50,000           1,376
  of the Company                  1999     320,000           0          0           50,000           1,411
George S. Huntzinger...........   2001    $286,000     $     0         $0          200,000          $1,106
  President and Chief             2000      58,300(3)        0          0                0             222
  Operating Officer
  of the Company
Richard R. Sorensen............   2001    $219,231     $     0         $0           50,000          $1,005
  Chief Financial Officer         2000     200,000           0          0           20,000           1,203
  of the Company                  1999     200,000      22,950          0           11,000           1,315

---------------
(1) Effective January 4, 1999, the Company entered into agreements with Messrs. Helppie and Bracken which provided them with aggregate potential annual compensation of $967,000, comprised of base salary and bonus compensation under their 2001 bonus plan that is awarded at the discretion of the Board of Directors and is based on various factors such as achievement of performance criteria. Effective October 11, 2000, the Company entered into an agreement with Mr. Huntzinger which provided him with annual compensation of $286,000. Effective January 7, 2001, the Company entered into an agreement with Mr. Sorensen, which provided him with annual compensation of $220,000.

(2) Represents amounts paid by the Company during fiscal 2001 for (i) long-term and short-term disability insurance premiums as follows: Messrs. Helppie, Bracken, Huntzinger and Sorensen -- $688 each; and (ii) life insurance premiums for which the Company is not the beneficiary as follows: Mr. Helppie -- $490, Mr. Bracken -- $461, Mr. Hutzinger -- $418 and Mr. Sorensen -- $317.

(3) Represents Mr. Huntzinger's compensation from October 11, 2000, the date on which he joined the Company, until December 31, 2000.

EXECUTIVE OPTION GRANTS

     The following table contains information concerning the stock option grants made to each of the Named Executive Officers in 2001.

                          OPTION GRANTS IN FISCAL 2001

                                                  INDIVIDUAL GRANTS                          POTENTIAL REALIZABLE
                              ----------------------------------------------------------       VALUE AT ASSUMED
                              NUMBER OF                                                      ANNUAL RATES OF STOCK
                              SECURITIES     PERCENT OF TOTAL     EXERCISE                  PRICE APPRECIATION FOR
                              UNDERLYING    OPTIONS GRANTED TO     PRICE                        OPTION TERM(1)
                               OPTIONS         EMPLOYEES IN         PER       EXPIRATION    -----------------------
NAME                           GRANTED         FISCAL 2001        SHARE(2)       DATE          5%            10%
----                          ----------    ------------------    --------    ----------       --            ---
Richard D. Helppie,
  Jr. ....................           0             0.0%              N/A            N/A         N/A            N/A
Charles O. Bracken........      50,000             3.4%            $3.09        4/26/11     $97,164       $246,233
George S. Huntzinger......     200,000            13.5%            $3.09        4/26/11     388,657        984,933
Richard R. Sorensen.......      50,000             3.4%            $3.09        4/26/11      97,164        246,233

---------------
(1) In accordance with SEC rules, these columns show gains that might exist for the option over the life of the option, a period of ten years. This valuation is hypothetical; if the stock price does not increase above the exercise price, compensation to the named executive officers will be zero. A 5% or 10% annually compounded increase in the Company's stock price from the date of grant to the end of the option term would result in stock prices of $5.03 and $8.01 per share, respectively.

(2) The options granted to Messrs. Bracken, Huntzinger and Sorensen become fully exercisable on April 26, 2003.

OPTION EXERCISES AND HOLDINGS

     The following table sets forth information concerning stock options exercised by the Named Executive Officers during 2001, as well as the value of unexercised options held by such persons on December 31, 2001. The values for in-the-money options (which represent the positive spread between the exercise price of any existing stock options and $8.40 per share, the closing price of the Common Stock as reported by the Nasdaq National Market on December 31, 2001) also are included.

                   AGGREGATE OPTION EXERCISES IN FISCAL 2001
                       AND FISCAL YEAR-END OPTION VALUES

                                                              NUMBER OF SECURITIES
                                                             UNDERLYING UNEXERCISED           VALUE OF UNEXERCISED
                                SHARES                             OPTIONS AT               IN-THE-MONEY OPTIONS AT
                               ACQUIRED                        DECEMBER 31, 2001               DECEMBER 31, 2001
                                 UPON         VALUE       ----------------------------    ----------------------------
NAME                           EXERCISE    REALIZED(1)    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----                           --------    -----------    -----------    -------------    -----------    -------------
Richard D. Helppie, Jr. .....     0            $0            45,000               0         $     0       $        0
Charles O. Bracken...........     0             0           115,000          60,000               0          265,500
George S. Huntzinger.........     0             0             6,250         203,750          32,563        1,081,538
Richard R. Sorensen..........     0             0            14,400          76,600               0          265,500

---------------
(1) Calculated as the difference between the fair market value of the Company's Common Stock at the time of the option exercise and the exercise price.

STOCK OPTIONS CANCELLED AND REISSUED

     The following table shows, for each of the Named Executive Officers, information concerning an exchange of stock options for a promise to receive new options six months and one day after cancellation of the forfeited options.

                           TEN-YEAR OPTION REPRICINGS

                                     NUMBER OF                                                LENGTH OF
                                     SECURITIES    MARKET PRICE     EXERCISE                ORIGINAL TERM
                                     UNDERLYING    OF STOCK AT      PRICE AT                REMAINING AT
                                      OPTIONS        TIME OF        TIME OF        NEW         DATE OF
                                    REPRICED OR    REPRICING OR   REPRICING OR   EXERCISE   REPRICING OR
NAME                        DATE     AMENDED(#)    AMENDMENT(1)   AMENDMENT(2)   PRICE(3)   AMENDMENT(4)
----                      --------  ------------   ------------   ------------   --------   -------------
Richard D. Helppie,
  Jr....................  01/07/02     18,750         $4.25         $30.00        $8.50        6 years
  Chief Executive
  Officer                                                            30.00                     6 years
                                                                     38.265                    7 years

---------------

(1) Reflects the market price of the Company's common stock on July 5, 2001, the date the options initially granted to Mr. Helppie were cancelled.

(2) Reflects the exercise price of the options on the date of cancellation. In exchange for an option to purchase 18,750 shares of the Company's common stock with an exercise price of $8.50 per share (the fair market value on the date the replacement option was granted), Mr. Helppie elected to cancel the following options: an option to purchase 10,000 shares of the Company's common stock with an exercise price of $30.00 per share; an option to purchase 15,000 shares of the Company's common stock with an exercise price of $30.00 per share; and an option to purchase 50,000 shares of the Company's common stock with an exercise price of $38.265 per share.

(3) Reflects the exercise price of the option granted to replace the cancelled options.

(4) Reflects the length of the original option term remaining on the date the replacement option was granted.

EMPLOYMENT AGREEMENTS AND CHANGE OF CONTROL ARRANGEMENTS

     Richard D. Helppie, Jr.'s compensation agreement provides for an annual salary of $337,000 in 2001 and his bonus plan provides for an annual bonus in 2001 of an amount not more than $150,000. Mr. Helppie's compensation shall be subject to review of the Compensation Committee of the Board.

     Charles O. Bracken's employment agreement provides for his employment as Executive Vice President of the Company at an annual base salary of $320,000 in 2001 and his bonus plan provides for an annual bonus of up to $160,000. Under the employment agreement, Mr. Bracken is subject to noncompetition, nonsolicitation and nondisclosure covenants.

     The employment or compensation agreements with each of Mr. Helppie and Mr. Bracken provide salary continuation benefits in the event that the executive officer's employment is terminated by the Company for any reason other than for cause, which means gross misconduct, embezzlement or attempted embezzlement of money or property of the Company or a subsidiary or an affiliate, the executive officer's perpetration or attempted perpetration of fraud on the Company or a subsidiary or an affiliate, or the executive officer's participation in a fraud or attempted fraud on the Company. Upon termination for any reason other than for cause, the officer shall receive his base salary for a period of two years in the case of Mr. Helppie and one year in the case of Mr. Bracken from the date of termination and his bonus, if any, earned up through and including the date of termination. In addition, any stock options granted up to the date of termination vest immediately upon termination, but no new stock options will be granted after the date of termination.

     The employment or compensation agreements with each of Mr. Helppie and Mr. Bracken also provide salary continuation benefits in the event that the executive officer's employment is terminated due to a Change in Control (as defined below) of the Company. Upon such termination, the executive officer will receive a lump sum payment in an amount equal to three times the full annual base salary in effect for the year of termination plus three times the full year's bonus opportunity in effect for the year of termination. In addition, stock options granted up to the date of termination vest immediately upon termination; however, no new stock options will be granted after the date of termination.

     George S. Huntzinger's employment agreement provides for his employment as President and Chief Operating Officer of the Company at an annual base salary of $286,000 in 2001. Under the employment agreement, Mr. Huntzinger is subject to noncompetition, nonsolicitation and nondisclosure covenants.

     The employment agreement with Mr. Huntzinger provides salary continuation benefits in the event that his employment is terminated by the Company for any reason other than for cause, which means the commission of a felony or a crime involving moral turpitude or the commission of any other act or omission involving dishonesty or fraud with respect to the Company or any of its subsidiaries or any of their respective customers or suppliers, conduct causing the Company or any of its subsidiaries substantial public disgrace or disrepute, substantial and repeated failure continuing after written notice thereof to perform duties of the office held by Mr. Huntzinger as reasonably directed by the Chief Executive Officer of the Company, gross negligence or willful misconduct with respect to the Company or any of its subsidiaries, or any material breach of the noncompetition, nonsolicitation and nondisclosure covenants of the employment agreement. Upon termination for any reason other than for cause, Mr. Huntzinger shall receive his base salary as if he were employed by the Company through December 31, 2002 or for a period of six months from the date of termination, whichever is less. Mr. Huntzinger's rights under the other benefit plans and programs of the Company shall be determined in accordance with the terms of such plans and programs as in effect on the date of termination.

     Richard R. Sorensen's employment agreement provides for an annual base salary of $220,000 in 2001 and a bonus opportunity of up to $132,000 in 2001. Under the employment agreement, Mr. Sorensen is subject to noncompetition, nonsolicitation and nondisclosure covenants.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     If any matter not described herein should properly come before the meeting, the persons named in the proxy card will vote the shares in accordance with their best judgment. At the time this Proxy Statement went to press, the Company knew of no other matters which might be presented for stockholder action at the Annual Meeting.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In April 1995, Superior loaned Mr. Bracken $500,000, evidenced by a term promissory note bearing interest at 7.71% per annum. The note provides for equal annual payments of principal and interest of $50,000, payable on December 31 of each year beginning December 31, 1995 with the entire unpaid principal balance due on December 31, 2015. At the option of the Company, the entire outstanding indebtedness under the note may be accelerated in the event that Mr. Bracken's employment with the Company is terminated. The Company and Mr. Bracken entered into an amendment to the promissory note effective December 2001, under which Mr. Bracken's payments of principal and interest were suspended for one year. The largest amount of indebtedness outstanding under such note during fiscal 2001 was $490,000 as of December 31, 2001.

     In May 2001, in connection with the purchase of common stock from a former executive of the Company, Mr. Aprahamian assumed an existing term promissory note payable to Superior in the principal amount of $203,907. This note bears interest at 7.71% per annum and provides for equal annual payments of principal and interest of $25,000, payable on December 31, of each year, with the entire unpaid principal balance due on December 31, 2015. All amounts due under this note will become immediately payable in the event that (a) Mr. Aprahamian resigns as a director of the Issuer, (b) Mr. Aprahamian elects not to stand for reelection as a director of the Issuer or (c) there is a Change in Control of Superior, as defined in a certain

Shareholder Agreement entered into by Mr. Aprahamian and Superior. The largest amount of indebtedness outstanding under such note during fiscal 2001 was $220,000 as of December 30, 2001.

     During 2000, the Company sold 200,000 shares of its common stock for fair market value to each of Mr. Aprahamian and Mr. Huntzinger, in exchange for cash and promissory notes. The notes total $611,080, bear interest at 9.5% per annum and require payment of all accrued interest and principal in October 2002. The largest amount of indebtedness outstanding under Mr. Aprahamian's note during fiscal 2001 was $342,000 as of December 31, 2001. The largest amount of indebtedness outstanding under Mr. Huntzinger's note during fiscal 2001 was $342,000 as of December 31, 2001.

     In 1996, the Company entered into a tax indemnification agreement with the S corporation shareholders of Superior which provides for, among other things, the indemnification of each such shareholder for any losses or liabilities with respect to any additional taxes (including interest, penalties and legal fees) and the repayment to the Company of any amounts received as refunds, resulting from Superior's operations during the period in which it was an S corporation. Management believes that the Company's maximum exposure pursuant to this agreement is not material.

     The Company leases an office facility from an entity partially owned by two stockholders. Net rent expense for this lease was approximately $469,000, $470,000 and $488,000 for the years ended December 31, 1999, 2000 and 2001, respectively. The rent expense was offset by sublease income of approximately $69,000 for the years ended December 31, 1999, 2000 and 2001.

     In 2001, the Company chartered aircraft from Clearwater Aviation, Inc., of which Mr. Helppie is sole stockholder. Payments under this arrangement totaled approximately $605,000 in 1999, $260,000 in 2000 and $71,000 in 2001. This
arrangement was approved by a majority of all of the independent and disinterested members of the Board of Directors.

     Mr. Saslow, a Director, was a shareholder in the law firm of Butzel Long, PC, Detroit, Michigan. Butzel Long and Mr. Saslow's prior firm Butzel, Keidan, Simon, Myers & Graham, have been outside general counsel to Superior since 1985. Mr. Saslow joined the Company as a Vice President and General Counsel in January 1997.

     During the years ended December 31, 1999, 2000 and 2001, the Company recognized revenue of approximately $1,100,000, $4,100,000, and $1,587,000, respectively, from entities in which it had an equity interest.

                         STOCK OWNERSHIP OF DIRECTORS,
                    EXECUTIVE OFFICERS AND PRINCIPAL HOLDERS

     The following table sets forth certain information regarding the beneficial ownership of Common Stock as of April 29, 2002 by: (i) each person known by the Company to own beneficially more than five percent (5%) of the outstanding shares of Common Stock; (ii) each of the Company's directors and nominees for directors; (iii) each of the Named Executive Officers; and (iv) all directors and Named Executive Officers of the Company as a group. (Each person named below has an address in care of the Company's principal executive offices.) Unless otherwise indicated, the Company believes that each person named below has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such holder, subject to community property laws where applicable.

                                                                SHARES BENEFICIALLY OWNED(1)
                                                                ----------------------------
NAME OF BENEFICIAL OWNER                                         NUMBER              PERCENT
------------------------                                         ------              -------
Richard D. Helppie, Jr.(2)(3)(4)............................    3,433,594             31.8
Laird Norton Financial Group, Inc.(5).......................      955,250              8.6
Ronald V. Aprahamian(2)(3)(6)...............................      740,805              6.8
Charles O. Bracken(2)(3)....................................      460,148              4.2
George S. Huntzinger(2)(3)(7)...............................      262,190              2.4
Richard P. Saslow(2)(3).....................................       76,557                *
John L. Silverman(2)........................................       59,519                *
Douglas S. Peters(2)........................................       48,930                *
Reginald M. Ballantyne III(2)...............................       47,000                *
Kenneth S. George(2)........................................       44,000                *
Richard R. Sorensen(2)(3)(8)................................       26,101                *
Satish K. Tyagi(2)(3).......................................       20,735                *
All Directors and Executive Officers as a group.............    5,219,579             46.5

---------------
 *  less than 1%

(1) Applicable percentage of ownership as of April 29, 2002 is based upon 10,747,517 shares of Common Stock outstanding, which excludes treasury shares, and is determined by assuming the exercise of options that are held by such persons (but not those held by any other person) which are exercisable within 60 days of the date hereof. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to the shares shown as beneficially owned.

(2) Includes shares issuable upon exercise of options currently exercisable or exercisable within 60 days from the date hereof as follows: Mr. Helppie 46,875 shares; Mr. Aprahamian 24,000 shares; Mr. Bracken 120,000 shares; Mr. Huntzinger 8,750 shares; Mr. Saslow 70,900 shares; Mr. Silverman 44,000 shares; Mr. Peters 47,000 shares; Mr. Ballantyne 47,000 shares; Mr. George 44,000 shares; Mr. Sorensen 20,600 shares; and Mr. Tyagi 10,000 shares.

(3) Messrs. Helppie, Aprahamian, Bracken, Huntzinger, Saslow, Sorensen and Tyagi have each entered into a Purchase Plan with a single broker-dealer to acquire in open market transactions shares of Common Stock from time to time. Messrs. Helppie, Aprahamian, Bracken, Huntzinger, Saslow, Sorensen, Tyagi and a former officer have filed a Schedule 13D, as amended, with respect to these transactions because they may be deemed to constitute a "group" within the meaning of Rule 13d-5 under the Securities Exchange Act of 1934. The persons covered by the Schedule 13D, as amended, beneficially own in the aggregate 5,315,015 shares of Common Stock which represents approximately 48.1% of the outstanding shares of Common Stock. None of these persons has any agreement, arrangement or understanding to act together with respect to the voting and/or disposition of any shares that any of them now beneficially own or may hereafter acquire and each disclaims any beneficial ownership of any Common Stock owned by any of the others.

(4) 3,385,729 shares are held by The Richard D. Helppie, Jr. Trust, of which Mr. Helppie is the sole trustee.

(5) According to the Amendment No. 1 to the Report on SEC's Schedule 13G, as of February 13, 2002, Laird Norton Financial Group, Inc. ("LNFG") may be deemed to share voting and dispositive power of 955,250 shares of the Company's common stock. Of such 955,250 shares of Company common stock, a subsidiary of LNFG, Wentworth, Hauser & Voilich ("Wentworth"), may be deemed to share voting and dispositive power of 745,000 shares of common stock with certain persons to whom Wentworth serves as an investment adviser. The remaining 210,250 shares of common stock are held by another subsidiary of LNFG, Laird Norton Trust Company.

(6) Includes 3,000 shares held for the benefit of Polly Aprahamian, Mr. Aprahamian's mother, over which Mr. Aprahamian exercises voting and dispositive power.

(7) Mr. Huntzinger shares voting power and dispositive power with respect to 4,500 shares with his wife.

(8) Mr. Sorensen shares voting power and dispositive power with respect to 5,000 shares with his wife.

              SECTION 16(a) BENEFICIAL OWNER REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act requires the Company's directors and executive officers, and any persons who own more than ten percent (10%) of the Company's Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 2001, all such Section 16(a) filing requirements were complied with.

               STOCKHOLDER PROPOSALS FOR THE 2003 PROXY STATEMENT

     Any stockholder satisfying the SEC requirements and wishing to submit a proposal to be included in the Proxy Statement for the 2003 Annual Meeting of Stockholders should submit the proposal in writing to: Secretary, Superior Consultant Holdings Corporation, 17570 Twelve Mile Road, Southfield, Michigan 48076. The Company must receive a proposal by February 10, 2003 in order to consider it for inclusion in the Proxy Statement for the 2003 Annual Meeting of Stockholders.

                               VOTING PROCEDURES

     Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting. With regard to the election of directors, votes may be cast in favor or withheld. Votes that are withheld and broker non-votes will be excluded entirely from the vote and will have no effect on the outcome.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Grant Thornton LLP, the Company's independent public accountants, has audited the Company's financial statements for the fiscal year ended December 31, 2001. The Company expects representatives of Grant Thornton LLP to be present at the Meeting and to be available to respond to appropriate questions from stockholders. The Grant Thornton LLP representatives will be given an opportunity to make a statement if they desire.

                               OTHER INFORMATION

     A copy of the Annual Report on Form 10-K, as amended, as filed with the SEC for the year ended December 31, 2001 (excluding exhibits) will be furnished, without charge, by writing to Susan Synor, Investor Relations, Superior Consultant Holdings Corporation, 17570 West Twelve Mile Road, Southfield, Michigan 48076.

                            SOLICITATION OF PROXIES

     All expenses incident to the solicitation of proxies by the Company will be paid by the Company. Solicitation may be made personally, or by telephone, telegraph or mail, by one or more employees of the Company, without additional compensation. The Company will reimburse brokerage houses and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in forwarding copies of solicitation material to beneficial owners of Common Stock held of record by such persons.

     The above Notice of Annual Meeting and Proxy Statement are sent by order of the Company's Board of Directors.

                                          SUSAN M. SYNOR
                                          Secretary

Southfield, Michigan
June 17, 2002

--------------------------------------------------------------------------------
PROXY - SUPERIOR CONSULTANT HOLDINGS CORPORATION
--------------------------------------------------------------------------------

17570 WEST TWELVE MILE ROAD
SOUTHFIELD, MICHIGAN 48076

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The stockholder indicated on the reverse side of this proxy card (the "Stockholder") hereby appoints Richard D. Helppie, Jr. and Richard P. Saslow, and each of them, as Proxies with the power to appoint their substitutes, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this proxy card, all the shares of common stock, par value $0.01 per share, of Superior Consultant Holdings Corporation (the "Company") held of record by the Stockholder on May 30, 2002, at the Annual Meeting of Stockholders when convened on Thursday, July 25, 2002, or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER. IF NO SELECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT THE COMPANY AT 1-248-386-8300.

(Continued and to be signed on reverse side)


                                                                            000000 0000000000 0 0000

     SUPERIOR CONSULTANT HOLDINGS CORPORATION                               000000000.000 ext
                                                                            000000000.000 ext
                                                                            000000000.000 ext
                                                                            000000000.000 ext
                                                                            000000000.000 ext
                                                                            000000000.000 ext
     [POSTNET BAR CODE]                                                     000000000.000 ext

     MR A SAMPLE                                                            Holder Account Number
     DESIGNATION (IF ANY)
     ADD 1                                                                  C  1234567890    J N T
     ADD 2
     ADD 3                                                                  [BAR CODE]
     ADD 4
     ADD 5
     ADD 6

Use a black pen. Mark with                                                  [ ] Mark this box with an X if you have made
an X inside the grey areas  [X]                                                 changes to your name or address details above.
as shown in this example.


-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD
-----------------------------------------------------------------------------------------------------------------------------------

/A/  ELECTION OF CLASS III DIRECTORS

1. The Board of Directors recommends a vote FOR the listed nominees, for a term expiring at the Annual Meeting of Stockholders in 2005:

                               FOR    WITHHOLD

01 - Ronald V. Aprahamian      [ ]      [ ]

02 - Richard D. Helppie, Jr.   [ ]      [ ]

03 - Richard P. Saslow         [ ]      [ ]

/B/  ISSUES

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment thereof.













/C/  AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If as a partnership, please sign in full partnership name by authorized person.

Signature 1 - Please keep signature within the box     Signature 2 - Please keep signature within the box     Date (dd/mm/yyyy)
----------------------------------------------------   ----------------------------------------------------   ----------------------

                                                                                                              -- / -- / ----
----------------------------------------------------   ----------------------------------------------------   ----------------------

                                                           1 UPX                                                   A845